UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2021

Agentix Corp.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-55383

(Commission File Number)

46-2876282

 (IRS Employer Identification No.)

32932 Pacific Coast Highway, #14-254

Dana Point, California 92629

(Address of principal executive offices)(Zip Code)

(949) 438-0160

Registrant’s telephone number, including area code

______________________________________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Correction to Form 8-K

On May 27, 2021, Agentix Corp., a Nevada corporation (the “Company”), filed a Current Report on Form 8-K (the “May 27, 2021 Form 8-K”) disclosing, among other things, that in connection with that certain License Agreement (the “License Agreement”), dated May 10, 2021, by and between Applied BioPharma LLC, a Nevada limited liability company (“Applied BioPharma”), and National Health Research Institutes, a Taiwan, Republic of China, entity, that Applied BioPharma was a wholly-owned subsidiary of the Company.  The Company hereby corrects the May 27, 2021 Form 8-K to clarify that Applied BioPharma was not a wholly-owned subsidiary at the time of filing of the May 27, 2021 Form 8-K.

Agreement and Plan of Merger

On July 13, 2021, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, AB Merger LLC, a Nevada limited liability company and wholly-owned subsidiary of the Company (“AB Merger”), and Applied Biopharma, pursuant to which Applied BioPharma is obligated to merge into AB Merger and the effect of which is that, upon and assuming consummation of the Merger Agreement, Applied Biopharma will become a wholly-owned subsidiary of the Company.  The Company is obligated to pay consideration of one share of common stock for the acquisition of Applied Biopharma under the terms and conditions of the Merger Agreement.

On July 14, 2021, all parties to the Merger Agreement executed Articles of Merger to file with the Secretary of State of the State of Nevada to consummate the transactions under the Merger Agreement.  On July 14, 2021, the Company arranged for Articles of Merger to be filed with Secretary of State of the State of Nevada, and expects the Articles of Merger to be filed on or about July 15, 2021.

The purpose of entering into the Merger Agreement is to make Applied BioPharma a wholly-owned subsidiary of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1

Agreement and Plan of Merger (the “Merger Agreement”), dated July 13, 2021, by and among Agentix Corp., AB Merger LLC, a Nevada limited liability company, and Applied Biopharma LLC, a Nevada limited liability company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agentix Corp.
(Registrant)

Date: July 14, 2021	By:	/s/ Rudy Mazzocchi
Name: Rudy Mazzocchi
Title: President and Chief Executive Officer

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